2009 ROWAN COMPANIES, INC. INCENTIVE PLAN

2011 STOCK APPRECIATION RIGHT NOTICE

1.
Grant of SAR.  To carry out the purposes of the 2009 Rowan Companies, Inc. Incentive Plan (the “Plan”), and subject to the conditions described in this Notice and the Plan, Rowan Companies, Inc., a Delaware corporation (the “Company”) hereby grants to you (the “Participant”) a stock appreciation right (“SAR”) with respect to ______ shares of Common Stock, effective as of February __, 2011 (the “Grant Date”).  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan; the Plan is incorporated herein by reference as a part of this Notice.

2.	Exercise Price. The exercise price of Common Stock purchased pursuant to the exercise of this SAR shall be $ per share.

3.
Exercise of SAR.  This SAR shall be exercisable in the manner described below for one-third of the aggregate number of SARs on and after the first anniversary of the Grant Date and an additional one-third on and after each of the second and third anniversaries of the Grant Date; provided, however, a SAR may be exercised only prior to its expiration date and, except as otherwise provided below, only while the Participant remains an Employee of the Company.  This SAR shall not be exercisable in any event after the expiration of ten years from the Grant Date hereof.  The SAR will terminate and cease to be exerciseable upon the Participant’s termination of employment with the Company, except that:

(a)
If the Participant’s employment with the Company terminates by reason of Retirement, the Participant may exercise this SAR at any time during the period of five years following the date of such termination, but only as to the number of SARs that the Participant was entitled to purchase hereunder as of the date his employment so terminates, plus such additional number of SARs, if any, that the Committee, in its sole discretion, determines to be exercisable as of such Retirement.

(b)
If the Participant dies within the five-year period following the date of the Participant’s termination of employment by reason of Retirement, the legal representative of the Participant’s estate, or the person who acquires this SAR by bequest or inheritance or otherwise by reason of the death of the Participant, may exercise this SAR at any time during the period of two years following the date of the Participant’s death, but only as to the number of SARs the Participant was entitled to purchase hereunder as of the date the Participant’s employment terminated by reason of Retirement.

(c)
If the Participant’s employment with the Company terminates by reason of Disability, the Participant may exercise this SAR in full at any time during the period of five years following the date of such termination, but only as to the number of SARs that the Participant was entitled to purchase hereunder as of the date his employment so terminates, plus such additional number of SARs, if any, that the Committee, in its sole discretion, determines to be exercisable as of such Disability.

(d)
If the Participant dies while in the employ of the Company or within the five-year period following the date of the Participant’s termination of employment by reason of Disability, the legal representative of the Participant’s estate, or the person who acquires this SAR by bequest or inheritance or by reason of the death of the Participant, may exercise this SAR in full at any time during the period of two years following the date of the Participant’s death.

(e)
If the Participant’s employment with the Company terminates other than by reason of Retirement, Disability, or death, this SAR (to the extent vested as of the date of termination and not exercised prior thereto) shall terminate upon the expiration of 90 days following the date the Participant’s employment so terminates.

4.
Exercise.  Subject to the limitations set forth herein and in the Plan, this SAR may be exercised by written notice provided to the Company, and may only be exercised with respect to a number of shares of Common Stock with respect to which the SAR is then exercisable.  Upon exercise of the SAR, the product of the number of the shares of Common Stock as to which the SAR is exercised multiplied by the excess of the Fair Market Value (determined in accordance with the terms of the Plan) over the Exercise Price shall become payable to the Participant in shares of Common Stock, or, in the sole discretion of the Committee, in cash.  Such Common Stock issuance or single lump-sum cash payment shall be made as soon as practicable after the date of exercise, but no later than 45 days thereafter. Notwithstanding anything to the contrary contained herein, the Participant agrees that he will not exercise the SAR granted pursuant hereto, and that the Company will not be obligated to issue any Common Stock pursuant to this Notice, if the exercise of the SAR or the issuance of such Common Stock would constitute a violation by the Participant or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system.

5.	Retirement. For purposes of this Notice, “Retirement” of an Employee shall have occurred if, as of the Employee’s date of termination of employment:

(a) in the case of an Employee who is an employee of the Company or one of its subsidiaries (other than LeTourneau, Inc. or its subsidiaries, the employees of which are covered in (b) below), the Employee is a minimum of 60 years old and has satisfied the requirements for normal retirement pursuant to the policies of the Company in place at the time of termination; or

(b) in the case of an Employee who is an employee of LeTourneau, Inc. or one of its subsidiaries, the Employee has satisfied the requirements for either normal or late retirement pursuant to the polices of LeTourneau, Inc. in place at the time of termination.

Determination of the date of termination of employment by reason of Retirement and the satisfaction of the requirements for Retirement shall be based on such evidence as the Committee may require and a determination by the Committee of such date of termination and satisfaction shall be final and controlling on all interested parties.

6.
Disability.  For purposes of this Notice, “Disability” means the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than 12 months, receiving disability benefits under the applicable disability plan of the Company (or its subsidiaries).

Determination of the date of termination of employment by reason of Disability and the satisfaction of the requirements for Disability shall be based on such evidence as the Committee may require and a determination by the Committee of such date of termination and satisfaction shall be final and controlling on all interested parties.

7.
Employment Relationship.  For purposes of this Notice, the Participant shall be considered to be in the employment of the Company as long as the Participant remains an Employee of either the Company, a parent or subsidiary corporation (as defined in Code Section 424) of the Company, or a corporation or a parent or subsidiary of such corporation assuming this Notice.  Any question as to whether and when there has been a termination of such employment, and the cause and date of such termination, shall be based on such evidence as the Committee may require and a determination by the Committee as to the cause and date of such termination shall be final and controlling on all interested parties.

8.
Withholding of Tax.  Upon an exercise of this SAR, the Company is authorized in its discretion to satisfy any withholding requirement out of any cash payable or shares of Common Stock distributable to the Participant upon such exercise.

9.
Reorganization of the Company.   The existence of this Notice shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; any merger or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company; any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, whether of a similar character or otherwise.

10.
Recapitalization Events.   In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving the Company (“Recapitalization Events”), then for all purposes references herein to Common Stock shall mean and include all securities or other property (other than cash) that holders of Common Stock are entitled to receive in respect of Common Stock by reason of each successive Recapitalization Event, and the exercise price of the SAR shall be adjusted as deemed necessary or appropriate in the sole discretion of the Committee to prevent enlargement or dilution of the Participant’s rights under this Notice.

11.
Status of Common Stock.  The Company intends to register for issuance under the Securities Act of 1933, as amended (the “Act”), the shares of Common Stock acquirable upon exercise of this SAR and to keep such registration effective throughout the period that this SAR is exercisable.  In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Common Stock acquirable upon exercise of the SAR will be delayed until registration of such shares is effective or an exemption from registration under the Act is available.  In the event exemption from registration under the Act is available upon an exercise of this SAR, the Participant (or the person permitted to exercise this SAR in the event of the Participant’s Disability or death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require assuring compliance with applicable securities laws.  The Company shall incur no liability to the Participant for failure to register the Common Stock or maintain the registration.

The shares of Common Stock which the Participant may acquire by exercising this SAR will not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws, whether federal or state.  The Participant is hereby notified (i) that the certificates representing the shares of Common Stock purchased under this SAR may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Common Stock purchased under this SAR on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of such shares.

12.
Transfer of SAR.  Except as provided herein, all rights granted hereunder shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant or, in the case of the Participant’s death, the legal representative of the Participant’s estate or the person who acquires this SAR by bequest or inheritance or by reason of the death of the Participant, or in the case of the Participant’s Disability, by the Participant’s guardian (if applicable).  Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance of this SAR that does not satisfy the requirements set forth hereunder shall be void and unenforceable against the Company.

13.
Severability.   In the event that any provision of this Notice shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable and shall not affect the remaining provisions of this Notice, and this Notice shall be construed and enforced as if the illegal, invalid or unenforceable provision had never been included herein.

14.
Certain Restrictions.   By accepting the SARs granted under this Notice, the Participant acknowledges that he will enter into such written representations, warranties and Notices and execute such documents as the Company may reasonably request in order to comply with the terms of this Notice or the Plan, or securities laws or any other applicable laws, rules or regulations.

15.	Recoupment. Notwithstanding any provision of this Notice to the contrary, the Committee may, in its sole discretion:

(a)
recoup from the Participant all or a portion of the Common Stock issued or cash paid under this Notice if the Company’s reported financial or operating results are materially and negatively restated within five years of the issuance or payment of such amounts and may cancel any SARs not yet exercised (whether or not vested); and

(b)
recoup from the Participant if, in the Committee’s judgment, the Participant engaged in conduct which was fraudulent, negligent or not in good faith, and which disrupted, damaged, impaired or interfered with the business, reputation or Employees of the Company or its Affiliates or which caused a subsequent adjustment or restatement of the Company’s reported financial statements, all or a portion of the Common Stock issued or cash paid under this Notice within five years of such conduct and may cancel any SARs not yet exercised (whether or not vested).

16.	Stockholder Rights. Prior to exercise and receipt of any underlying Common Stock, a Participant shall have no rights of a stockholder with respect to the shares of Common Stock subject to the SAR.

17.
Amendment and Termination.   Except as otherwise provided in the Plan or this Notice, no amendment of this Notice that adversely affects the Participant’s rights hereunder in any material respect or termination of this Notice shall be made by the Company without the written consent of the Participant.

18.
Code Section 409A; No Guarantee of Tax Consequences.   This award of SARs is intended to be exempt from Code Section 409A and the provisions hereof shall be interpreted and administered consistently with such intent.  The Company makes no commitment or guarantee to the Participant that any federal or state tax treatment will apply or be available to any person eligible for benefits under this Notice.

19.	Binding Effect. This Notice shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.

20.
Governing Law and Venue.  This Notice shall be governed by, and construed in accordance with, the laws of the State of Texas.  The courts in Harris County, Texas shall be the exclusive venue for any dispute regarding the Plan or this Notice.

2009 ROWAN COMPANIES, INC. INCENTIVE PLAN

2011 RESTRICTED STOCK NOTICE

1.
Grant of Restricted Shares.     To carry out the purposes of the 2009 Rowan Companies, Inc. Incentive Plan (the “Plan”), and subject to the conditions described in this Notice and the Plan, Rowan Companies, Inc., a Delaware corporation (the “Company”) hereby grants to you (the “Participant”) all right, title and interest in the record and beneficial ownership of ______ shares (the “Restricted Shares”) of Common Stock, effective as of February __, 2011 (the “Grant Date”).  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan; the Plan is incorporated herein by reference as part of this Notice.

2.
Issuance and Transferability.   The Restricted Shares may be evidenced in such a manner as the Committee shall deem appropriate.  Any certificates representing the Restricted Shares granted hereunder shall be issued in the name of the Participant as of the Grant Date and shall be marked with the following legend:

“The shares represented by this certificate have been issued pursuant to the terms of the 2009 Rowan Companies, Inc. Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated February __, 2011.”

Until restrictions lapse, the Restricted Share certificates shall be left on deposit with the Company along with a stock power (substantially in the form attached hereto as Exhibit A) endorsed in blank and shall not be transferable except by will or the laws of descent and distribution.  No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of the Participant.  Any purported assignment, alienation, pledge, attachment, sale, transfer or other encumbrance of the Restricted Shares, prior to the lapse of restrictions, that does not satisfy the requirements hereunder shall be void and unenforceable against the Company.  Notwithstanding the foregoing, in the case of the Participant’s Disability or death, the Participant’s rights under this Notice may be exercised by the Participant’s guardian or the legal representative of his estate (or the person who acquires the rights under this Notice by bequest or inheritance or by the reason of the death of the Participant), as applicable.

3.
Vesting/Forfeiture.   The Participant shall vest in his rights under the Restricted Shares, and any accumulated dividends described in Paragraph 6 hereof, and the Company’s right to reclaim such shares or dividends shall lapse with respect to one-third of the Restricted Shares on the first anniversary of the Grant Date and an additional one-third of the Restricted Shares on each of the second and third anniversaries of the Grant Date (each anniversary, a “Vesting Date”), provided that the Participant remains continuously employed by the Company from the Grant Date to such Vesting Date.  Notwithstanding the foregoing, however, all Restricted Shares not then vested shall vest immediately upon termination if the Participant’s employment with the Company terminates by reason of the Participant’s Disability or death.  In the event of the Participant’s Retirement (as defined in Paragraph 4 below) prior to vesting, the Committee may, in its sole discretion, accelerate vesting.  If the Participant’s employment with the Company terminates other than by reason of Retirement, Disability or death, the Restricted Shares (to the extent not then vested) shall be forfeited as of the date the Participant’s employment so terminates.  As soon as administratively feasible following the vesting of the Restricted Shares, a stock certificate evidencing the vested Restricted Shares, less the amount of Common Stock withheld pursuant to Paragraph 8 hereof, if any, shall be delivered without charge to the Participant, or his designated representative, without restrictive legend.  If, for any reason, the restrictions imposed by the Committee upon the Restricted Shares are not satisfied at the end of the Restricted Period, any Restricted Shares remaining subject to such restrictions shall be forfeited by the Participant.

4.	Retirement. For purposes of this Notice, “Retirement” of an Employee shall have occurred if, as of the Employee’s date of termination of employment:

(a) in the case of an Employee who is an employee of the Company or one of its subsidiaries (other than LeTourneau, Inc. or its subsidiaries, the employees of which are covered in (b) below), the Employee is a minimum of 60 years old and has satisfied the requirements for normal retirement pursuant to the policies of the Company in place at the time of termination; or

(b) in the case of an Employee who is an employee of LeTourneau, Inc. or one of its subsidiaries, the Employee has satisfied the requirements for either normal or late retirement pursuant to the polices of LeTourneau, Inc. in place at the time of termination.

Determination of the date of termination of employment by reason of Retirement and the satisfaction of the requirements for Retirement shall be based on such evidence as the Committee may require and a determination by the Committee of such date of termination and satisfaction shall be final and controlling on all interested parties.

5.
Disability.  For purposes of this Notice, “Disability” means the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than 12 months, receiving disability benefits under the applicable disability plan of the Company (or its subsidiaries).

Determination of the date of termination of employment by reason of Disability and the satisfaction of the requirements for Disability shall be based on such evidence as the Committee may require and a determination by the Committee of such date of termination and satisfaction shall be final and controlling on all interested parties.

6.
Dividends.   Any cash dividends that may be paid on the Restricted Shares after the Grant Date shall be accumulated and held in an account or in escrow by the Company until such time as the Participant shall vest in the Restricted Shares to which such dividends are attributable as described in Paragraph 3 above.  The Participant shall receive a cash payment equal to the pro rata portion of the accumulated dividends paid (reduced by the amount of any taxes required to be withheld with respect to such payment) with respect to the Restricted Shares as they become vested.  All accumulated dividends attributable to unvested Restricted Shares shall be forfeited, if and to the extent that the underlying Restricted Shares are forfeited.

7.
Employment Relationship.  For purposes of this Notice, the Participant shall be considered to be in the employment of the Company as long as the Participant remains an Employee of either the Company, a parent or subsidiary corporation (as defined in Code Section 424) of the Company, or a corporation or a parent or subsidiary of such corporation assuming this Notice.  Any question as to whether and when there has been a termination of such employment, and the cause and date of such termination, shall be based on such evidence as the Committee may require and a determination by the Committee as to the cause and date of such termination shall be final and controlling on all interested parties.

8.
Taxes.  The Company shall have the right to take any action as may be necessary or appropriate to satisfy any international, federal, state or local tax withholding obligations, including, but not limited to, the right to withhold cash or shares of Common Stock sufficient to pay the amount required to be withheld and to cause such Common Stock to be sold and the proceeds remitted to the Company.  The Participant agrees that, if he makes an election under Code Section 83(b) with regard to the Restricted Shares, he will so notify the Company in writing within two days after making such election.

9.
Reorganization of the Company.   The existence of this Notice shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; any merger or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company; any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, whether of a similar character or otherwise.

10.
Recapitalization Events.   In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving the Company (“Recapitalization Events”), then for all purposes references herein to Common Stock or to Restricted Shares shall mean and include all securities or other property (other than cash) that holders of Common Stock are entitled to receive in respect of Common Stock by reason of each successive Recapitalization Event, which securities or other property (other than cash) shall be treated in the same manner and shall be subject to the same restrictions as the underlying Restricted Shares.

11.
Status of Common Stock.  The Company intends to  register for issuance under the Securities Act of 1933, as amended (the “Act”), the shares of Common Stock acquired pursuant to this Notice and to keep such registration effective.  In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Common Stock acquired pursuant to this Notice will be delayed until registration of such shares is effective or an exemption from registration under the Act is available.  In the event exemption from registration under the Act is available, the Participant (or the person permitted to receive the Participant’s shares in the event of the Participant’s Disability or death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require assuring compliance with applicable securities laws.  The Company shall incur no liability to the Participant for failure to register the Common Stock or maintain the registration.

The shares of Common Stock which the Participant may acquire pursuant to this Notice will not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws, whether federal or state.  The Participant is hereby notified (i) that the certificates representing the shares of Common Stock may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Common Stock acquired pursuant to this Notice on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of such shares.
12.
Severability.   In the event that any provision of this Notice shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable and shall not affect the remaining provisions of this Notice, and this Notice shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

13.
Certain Restrictions.   By accepting the Restricted Shares granted under this Notice, the Participant acknowledges that he will enter into such written representations, warranties and Notices and execute such documents as the Company may reasonably request in order to comply with the terms of this Notice or the Plan, or securities laws or any other applicable laws, rules or regulations.

14.	Recoupment. Notwithstanding any provision of this Notice to the contrary, the Committee may, in its sole discretion:

(a) recoup from the Participant all or a portion of the Common Stock issued or cash paid under this Notice if the Company’s reported financial or operating results are materially and negatively restated within five years of the grant or payment of such amounts; and

(b) recoup from the Participant if, in the Committee’s judgment, the Participant engaged in conduct which was fraudulent, negligent or not in good faith, and which disrupted, damaged, impaired or interfered with the business, reputation or Employees of the Company or its Affiliates or which caused a subsequent adjustment or restatement of the Company’s reported financial statements, all or a portion of the Common Stock issued or cash paid under this Notice within five years of such conduct.

15.
Amendment and Termination.  Except as otherwise provided in the Plan or this Notice, no amendment of this Notice that adversely affects the Participant’s rights hereunder in any material respect or termination of this Notice shall be made by the Company without the written consent of the Participant.

16.
Code Section 409A; No Guarantee of Tax Consequences.   This award of Restricted Shares is intended to be exempt from Code Section 409A and the provisions hereof shall be interpreted and administered consistently with such intent.  The Company makes no commitment or guarantee to the Participant that any federal or state tax treatment will apply or be available to any person eligible for benefits under this Notice.

17.	Binding Effect. This Notice shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.

18.
Governing Law and Venue.  This Notice shall be governed by, and construed in accordance with, the laws of the State of Texas.  The courts in Harris County, Texas shall be the exclusive venue for any dispute regarding the Plan or this Notice.

Exhibit A
STOCK POWER

FOR VALUE RECEIVED, ___________ (“Transferor”) hereby sells, assigns and transfers unto Rowan Companies, Inc., ____________ shares of the common stock, $.125 par value (“Common Stock”), of Rowan Companies, Inc., a Delaware corporation (the “Company”), which shares of Common Stock are represented by certificate no(s).____________, and hereby irrevocably appoints __________________ as attorney-in-fact to transfer such shares of Common Stock on the books of the Company, with full power of substitution on the premises.

Dated:  ____________, 20__

TRANSFEROR:

Printed Name:

HOU01:1180839.1

2009 ROWAN COMPANIES, INC. INCENTIVE PLAN

2011 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK UNIT NOTICE

1.
Grant of Restricted Stock Units.  To carry out the purposes of the 2009 Rowan Companies, Inc. Incentive Plan (the “Plan”), and subject to the conditions described in this Notice and the Plan, Rowan Companies, Inc., a Delaware corporation (the “Company”) hereby grants to you, (the “Participant”), _____ Restricted Stock Units (“RSUs”), effective as of April 28, 2011 (the “Grant Date”), with respect to the Participant’s annual service period commencing April 28, 2011 (the “2011 Grant”).  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan; the Plan is incorporated herein by reference as a part of this Notice.

2.
Vesting.  The 2011 Grant shall be fully vested and nonforfeitable as of the earlier of (i) the date of the next following annual meeting of stockholders or (ii) one year from the date of the 2011 Grant; provided, however, that if the Participant resigns or is removed from the Board prior to such date, such 2011 Grant shall be forfeited.

3.
Establishment of Accounts.  The Company shall maintain an appropriate bookkeeping record (the “RSU Account”) that from time to time will reflect the Participant’s name, the number of vested and unvested RSUs credited to the Participant and the Fair Market Value of the RSUs credited to the Participant.  Fair Market Value of a RSU shall be deemed to be equal to the Fair Market Value of one share of Common Stock.  The 2011 Grant shall be credited to the Participant’s RSU Account effective as of the Grant Date.

4.
Dividends.  As of each date on or after the Grant Date that cash dividends are paid with respect to Common Stock, to the extent that the Participant has any outstanding RSUs credited to his or her RSU Account, the Participant shall have an additional amount credited to his or her RSU Account equal to the number of RSUs (rounded up to the nearest whole number) having a Fair Market Value equal to the dollar amount of dividends paid per share of Common Stock multiplied by the number of RSUs credited to the Participant’s RSU Account as of the payment date of such dividend.

5.
Reorganization of the Company.  The existence of this Notice shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; any merger or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof; the dissolution or liquidation of the Company; any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding whether of a similar character or otherwise.

6.
Recapitalization Events.  In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving the Company (“Recapitalization Events”), then for all purposes references herein to Common Stock or to RSUs shall mean and include all securities or other property (other than cash) that holders of Common Stock are entitled to receive in respect of Common Stock by reason of each successive Recapitalization Event, which securities or other property (other than cash) shall be treated in the same manner and shall be subject to the same restrictions as the underlying RSUs.

7.
Amount of Payment.  As of the final termination date of the Participant’s service on the Board, the aggregate Fair Market Value of all vested RSUs then credited to the Participant’s RSU Account shall be calculated by multiplying the Fair Market Value of a share of Common Stock on such date times the number of RSUs then credited to the Participant’s RSU Account.

8.
Time and Form of Payment.  Payment to the Participant of amounts due hereunder shall be made in Common Stock, or at the discretion of the Committee in cash in a lump sum, on the 30th day following the final termination date of the Participant’s services on the Board.

9.
Death Prior to Payment.  In the event that the Participant dies prior to payment, all RSUs shall become fully vested and immediately payable to the legal representative of the Participant’s estate or the person who acquires rights under this Notice by bequest or inheritance or by reason of the death of the Participant.

10.
Transfer of RSUs.  Except as provided herein, all rights granted hereunder shall not be transferable other than by will or the laws of descent and distribution.  Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance of the RSUs that does not satisfy the requirements set forth hereunder shall be void and unenforceable against the Company.

11.
Severability.  In the event that any provision of this Notice shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable and shall not affect the remaining provisions of this Notice, and this Notice shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

12.
Certain Restrictions.   By accepting the RSUs granted under this Notice, the Participant acknowledges that he or she will enter into such written representations, warranties and agreements and execute such documents as the Company may reasonably request in order to comply with the terms of this Notice or the Plan, or securities laws or any other applicable laws, rules or regulations.

13.	Recoupment. Notwithstanding any provision of this Notice to the contrary, the Committee may, in its sole discretion:

(a)
recoup from the Participant all or a portion of the Common Stock issued or cash paid under this Notice if the Company’s reported financial or operating results are materially and negatively restated within five years of the grant or payment of such amounts; and

(b)
recoup from the Participant if, in the Committee’s judgment, the Participant engaged in conduct which was fraudulent, negligent or not in good faith, and which disrupted, damaged, impaired or interfered with the business, reputation or Employees of the Company or its Affiliates or which caused a subsequent adjustment or restatement of the Company’s reported financial statements, all or a portion of the Common Stock issued or cash paid under this Notice within five years of such conduct.

14.
Amendment and Termination.  Except as otherwise provided in the Plan or this Notice, no amendment of this Notice that adversely affects the Participant’s rights hereunder in any material respect or termination of this Notice shall be made by the Company without the written consent of the Participant.

15.
Code Section 409A; No Guarantee of Tax Consequences.   This award of RSUs is intended to comply with Code Section 409A and the provisions hereof shall be interpreted and administered consistently with such intent.  The Company makes no commitment or guarantee to the Participant that any federal or state tax treatment will apply or be available to any person eligible for benefits under this Notice.

16.	Binding Effect. This Notice shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.

17.
Governing Law and Venue.  This Notice shall be governed by, and construed in accordance with, the laws of the State of Texas.  The courts in Harris County, Texas shall be the exclusive venue for any dispute regarding the Plan or this Notice.